Morgan, Lewis & Bockius LLP

101 Park Avenue

New York, NY 10178-0060

August 14, 2017

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, D.C. 20549

Re:	Legg Mason Global Asset Management Trust

(filing relates to Martin Currie International Unconstrained Equity Fund)

(File Nos. 333-162441 and 811-22338)

Ladies and Gentlemen:

On behalf of the above-referenced Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing in interactive data format the risk/return summary information that appears in a supplement dated August 3, 2017 to the Prospectus and Summary Prospectus, each dated September 30, 2016, for the Martin Currie International Unconstrained Equity Fund.

Please call the undersigned at (212) 309-6353 with any comments or questions relating to the filing.

Sincerely,
/s/ Elizabeth L. Belanger
Elizabeth L. Belanger